                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                  October 22, 1997
Commission File Number                                                  33-92836

                   FIRST SECURITY AUTO GRANTOR TRUST 1995-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    36-7153652
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5165


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Aug. 26, 1997 through Sep. 25, 1997.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1995-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


[SIGNED]                                                  October 22, 1997
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A


First Security Auto Grantor Trust 1995-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.
August 26, 1997 Thru September 25, 1997


August 26, 1997 Thru September 25, 1997
Distribution Date:  10-15-97


Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                        3,707,585.91                15.4735
          Class B Amount                                                                           174,703.00                15.4728

(ii)  Interest Distribution
          Class A  Amount                                                                          257,000.50                 1.0726
          Class B Amount                                                                            12,112.92                 1.0728

(iii)  Yield Supplement Amount                                                                         123.84                 0.0005

(iv)  Basic Servicing Fee                                                                           43,058.15                 0.1716

(v)  Class A Certificate Balance (end of Collection Period)                                     45,636,510.76
     Class A Pool Factor (end of Collection Period)                                                 0.1904631
     Class B Certificate Balance (end of Collection Period)                                      2,150,976.94
     Class B Pool Factor (end of Collection Period)                                                 0.1905037

(vi)  Total Pool Balance (end of Collection Period)                                             47,787,487.71

(vii)  Realized Losses                                                                              54,887.81

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                                    5,017,982.21
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                     8,037.15

